UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2020

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

2.02     Results of Operations and Financial Condition.

On April 28, 2020, Business First Bancshares, Inc. (“Business First”), the parent company of b1BANK, issued a press release announcing financial results for the quarter ended March 31, 2020. The release also announced that the Board of Directors of Business First declared a cash dividend on April 23, 2020, in the amount of $0.10 to the shareholders of record of Business First as of May 15, 2020. The dividend is to be paid on May 31, 2020, or as soon as practicable thereafter. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     On April 23, 2020, the Board of Directors of Business First approved amended and restated bylaws of Business First, effective immediately. The amended and restated bylaws amend and restate Business First’s bylaws in their entirety. The primary changes in the amended and restated bylaws provide that (i) the Board of Directors may allow shareholders to participate in any meeting of the shareholders by means of remote communication; (ii) to the extent permitted by law, the Board of Directors may determine that any meeting of shareholders be held solely by means of remote communication, which is sometimes referred to as a virtual meeting; and (iii) the Board of Directors may determine that any meeting of the Board of Directors be held solely by means of remote communication.

The foregoing description of the amended and restated bylaws is qualified in its entirety by reference to the complete text of the amended and restated bylaws. A copy of the bylaws, as amended and restated on April 23, 2020, is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

7.01      Regulation FD Disclosure

On April 28, 2020, Business First made available the supplemental information prepared for use with the press release.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
3.2	Amended and Restated Bylaws of Business First Bancshares, Inc., adopted as of April 23, 2020.
99.1	Press Release of Business First Bancshares, Inc., dated April 28, 2020.
99.2	Business First Bancshares, Inc. Investor Presentation, Q1 2020 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2020

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer